Distribution Services Agreement

         THIS DISTRIBUTION SERVICES AGREEMENT (the "Agreement") is made this ___7th__ day of September, 2005 by and between ICOA, INC., a Nevada corporation ("ICOA") and OOH! TV, Inc., a Maryland corporation ("OOH").

         WHEREAS, ICOA is a neutral-host broadband wireless Internet network provider for operators of airports, QSRs, metro zones, marinas, convention centers and other high-traffic public locations; and

         WHEREAS, OOH is developing a web portal for the delivery of content targeted at wireless Internet users; and

         WHEREAS, OOH wishes to engage ICOA to provide access to the OOH mobile web portal through ICOA's networks; and

         WHEREAS, ICOA has agreed to provide such services to OOH on the terms and conditions set forth herein;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.       Definitions.

                  A. ICOA Network - Wired or wireless infrastructure owned and/or controlled by ICOA that provides access to the Internet. Venues that offer services through the ICOA Network consist of various brands.

                  B. ICOA Affiliate Network - Wired or wireless infrastructure that provides access to the Internet where (a) such infrastructure is not owned or ultimately controlled by ICOA, and (b) ICOA provides one or more services for the owner of the affiliate network, and ICOA may desire to deliver OOH Pages on the Affiliate Network,

                  C. OOH Page(s) - One or more web pages hosted by OOH and delivered through (a) ICOA's Network and (b) ICOA's Affiliate Network, under the terms of this Agreement. The format and content of the OOH Page shall meet the specifications on Appendix A.

                  D. Landing Page -A web page presented to end users of the ICOA Network or ICOA Affiliate Network immediately following their successful log-in .

                  E ICOA Portal - One or more web pages presented to end users of the ICOA Network or ICOA Affiliate Network that allows the end user to create an account, log into the system, and perform similar functions.

                  F. Whitelisted Pages - Web pages that are viewable by an end-user even if they have not authenticated via the ICOA Portal.

2.       OOH Page Delivery

         OOH shall, at its sole cost, be responsible for hosting, development, and delivery of the OOH Pages. OOH shall use it best efforts to insure that, except for scheduled maintenance, OOH Pages are available 24 hours /day, 365 days/year. Scheduled maintenance activities which will disrupt delivery on OOH Pages shall be coordinated between OOH and ICOA, to minimize the disruption to the ICOA Network and the ICOA Affiliate Network.

3.       ICOA Portal Promotion

                  A. ICOA shall, on a non-exclusive basis, provide one or more places on the ICOA Portal for the placement of a banner advertisement for OOH Pages ("OOH Portal Banner"). The format and placement of the banner advertisement will be determined by mutual agreement of both Parties.

                  B. Upon mutual agreement by both Parties, different OOH Portal Banners may appear on different ICOA Portals or ICOA Affiliate Portals.

                  B. The OOH Portal Banner shall be hosted by OOH.

                  C. The OOH Portal Banner may be changed from time-to-time by OOH, provided that any OOH Portal Banner must be approved by ICOA. Such approval will not be unreasonably withheld. Although the graphic itself may change, it is anticipated that the name associated with the OOH Portal Banner and the format of this banner will not be changed once it has been placed on the ICOA Portal.

                  D. The OOH Portal Banner may, at OOH's request, be linked to a Whitelisted web page ("Portal OOH Page"). The URL of the Portal OOH Page will not change once it has been placed on the ICOA Portal.

                  E. In order to support advertising requirements, additional Whitelisted pages may be linked to the Portal OOH Page. OOH will work with ICOA to minimize implementation activities required by ICOA when changes are made to this list of Whitelisted Pages.


4.       Landing Page Presentation

                  A. ICOA shall use its best reasonable efforts to secure rights to present a Landing Page to end users of the ICOA Network or ICOA Affiliate Network. For purposes of this Section 4, "ICOA" shall include any existing or future subsidiaries, licensees, or affiliates of ICOA.

                  B. When requested by ICOA, OOH shall provide an OOH Page to be used as the Landing Page for an ICOA specified location.

5.       Advertising Sales

                  A. OOH shall be responsible for the sale of advertising on OOH Pages. OOH shall use its best reasonable effort to obtain one paid advertiser for the OOH Pages prior to September 30, 2005.

                  B. In the event that OOH has unsold advertising space on the OOH Pages, ICOA may, upon mutual agreement by both parties, provide advertising for these pages. ICOA will be responsible for any fees required by OOH's advertising partners in relation to this advertising.


         Advertising Commissions.

                  A. OOH shall pay ICOA a commission in the amount of 50% of the Net Advertising Revenue received by OOH in connection with the OOH Page (the "Commissions"). For purposes of this Agreement, "Net Advertising Revenues" shall mean gross revenues received from national sponsorships, and ad scripts on the OOH Page less any advertising agency commissions or similar fees paid by OOH; provided, that such commissions or fees paid to affiliates of OOH or its principals shall not be considered to the extent they exceed the average of such commissions or fees paid to non-affiliates or of industry standard commission or fee rates. In the event that OOH has agreements with other wireless Internet providers who are not part of the ICOA Network or the ICOA Affiliate Network, OOH will pay ICOA its proportionate share of Net Advertising Revenues based on end user traffic to the OOH Page. The Commissions shall be due and payable on or about the twentieth (20th) day following receipt of payment from advertising partners by OOH. OOH shall provide accountings to ICOA with respect to calculation of the Commissions. ICOA shall have the right to verify from time to time, upon not less than 10 days' prior notice to OOH, the accuracy of all accounting reports and payments made by OOH under this Agreement, through an inspection of OOH's pertinent records and books of account. The cost of such inspection shall be borne by ICOA, unless such inspection reveals a greater than five percent (5%) understatement of the amounts due to ICOA, in which case the cost of such inspection shall be borne by OOH. OOH's obligations to pay the amounts set forth in this Agreement shall survive the termination of this Agreement, but only to the extent the obligation to pay such amount is properly attributed to a period of time prior to the termination of this Agreement.

                  B. To the best of ICOA's ability, ICOA shall provide to OOH, monthly all information OOH shall reasonably request to verify the number of views, and other information OOH's advertising clients may need with regard to their ads on OOH's page. OOH shall have the right to verify from time to time, upon not less than 10 days notice to ICOA, the accuracy of all such reports through an inspection of ICOA's pertinent records and books of account. The cost of such inspection shall be borne by OOH, unless such inspection reveals a greater than five percent (5%) error, in which case the cost of the inspection shall be borne by ICOA.

6.       Landing Page Location Payment

                  A. OOH shall pay ICOA a one-time startup fee for each ICOA location where an OOH Page is used as a Landing Page ("Location Payment Fee"). The Location Payment Fee is location specific and is specified in Appendix B.

                  B. Not withstanding the previous paragraph, all Location Payment Fees shall be doubled if the OOH Page is used as a Landing Page within 90 days of the Effective Date.

                  C. Location Payment Fees are due within 20 days of ICOA's notification and invoicing to OOH that an OOH Page is available at a location as that location's Landing Page.

7.       Implementation Payment

         OOH shall pay ICOA a one time implementation payment of eight hundred dollars ($800). This payment shall be due upon the linking of the first OOH page to the ICOA system.

8.       Term.


                  A. The initial term of this Agreement will be for the period of one (1) year from the Effective Date and will automatically renew for successive one (1) year periods unless terminated by either party as provided for herein. The "Effective Date' shall be the date that OOH notifies ICOA in writing that the OOH Page is fully functional and available to ICOA for the purposes set forth in this Agreement. Notwithstanding the foregoing, if the Effective Date has not occurred by October 30, 2005, either party shall have the right to terminate this Agreement and neither party shall have any obligation or liability to the other party.

                  B. Either party may terminate this Agreement with immediate effect if the other party fails to cure an "Event of Termination" within thirty (30) days of notice from the other party. An "Event of Termination" means (a) breach of a material obligation hereunder or (b) voluntary or involuntary liquidation; (c) bankruptcy proceedings or other legal proceedings; (c) appointment of a receiver over the whole or part of a party's business; or (d) if any content on an OOH Page violates any law or governmental regulation, violates or infringes any right of any third party, contains pornographic material or subjects ICOA or such third party to liability or adverse publicity ( in which case ICOA may terminate this Agreement in its entirety or with regard to such third party and its locations).

9.       Representations.


                  A. ICOA represents and warrants to OOH that: (a) it is duly organized, validly existing and in good standing under the laws of its state of organization, (b) it has full power and authority to execute, deliver and perform this Agreement, (c) this Agreement has been duly authorized, executed and delivered by ICOA and is a legal, valid and binding obligation of ICOA in accordance with the terms hereof, and (d) it will conduct all activities under this Agreement in full compliance with all applicable laws and regulations.

                  B. OOH represents and warrants to ICOA that: (a) it is duly organized, validly existing and in good standing under the laws of its state of organization, (b) it has the power and authority to execute, deliver and fully perform its obligations under this Agreement, (c) this Agreement has been duly authorized, executed and delivered by OOH and is a legal, valid and binding obligation in accordance with the terms hereof and (d) it will conduct all activities under this Agreement in full compliance with all applicable laws and regulations. OOH further represents and warrants to ICOA that, subject to the following sentences, the OOH Page and any content or technology created or used or provided by OOH does not and will not infringe any proprietary right of any third party, including, without limitation, any copyright, trademark, patent or trade secret, or that violates any law or governmental regulation.

                  C. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, REGARDING ANY MATTER SUBJECT TO THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE.

10.      Trademarks.

         The parties agree that they may use each other's name and logos for advertising and marketing purposes; provided, however, that any such use must be pre-approved in writing, such approval will not be unreasonably withheld or delayed. The parties acknowledge and agree that the parties trademarks, service marks, copyrights, logos, slogans and trade-names and all other intellectual property (collectively the "Trademarks") shall at all times remain the property of the respective parties, that each has title to only their own Trademarks, and that each party has the right to control the use of their own Trademarks and to take all appropriate measures for their protection. Neither party may use the other's Trademarks except as specifically authorized by the appropriate party, and both parties shall cooperate fully with each other at their own respective expense, in any actions against third parties in defense and protection of the Trademarks.

11.      Confidentiality.

         Each party acknowledges and agrees that any and all information relating to the other party's business and not publicly known including, without limitation, the contents of this Agreement, technical processes and formulas, trade secrets, names, addresses and information about users and advertisers, product designs, sales, costs and other unpublished financial information, product plans, and marketing data is confidential and proprietary information. Each party agrees that it will not use or disclose any confidential or proprietary information for any purpose other than in connection with the performance of and obligations under the terms and conditions of this Agreement or as required by a court of competent jurisdiction.

12.      Indemnification.

         Each party agrees to defend, indemnify and hold the other party and such other party's parent subsidiary and affiliated companies and the directors, officers, employees and agents of each, harmless from and against any and all third party claims, damages, liabilities, costs and expenses, including but not limited to reasonable attorney's fees and expenses, arising from or relating to any breach of the indemnifying party's obligations, covenants, agreements, warranties or representations hereunder. Each party agrees to (a) promptly notify the other party in writing of any indemnifiable claim or demand and (b) give the other party the opportunity to defend or negotiate a settlement of any such claim or demand at such other party's expense and cooperate fully with the other party, at that other party's expense, in defending or settling such claim or demand. The indemnifying party will not settle a claim or demand for the indemnified party without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld. Each party reserves the right, at its own expense, to participate in the defense of any matter otherwise subject to indemnification by the other party. The representations, warranties and indemnities of the parties hereunder shall survive the expiration or earlier termination of this Agreement.

13.      Notices.

         Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below, or as subsequently modified by written notice:

         If to ICOA:

                  Richard Schiffmann
                  111 Airport Road
                  Warwick, RI 02889
                  Fax: 401-352-2323

                  With a copy to
                  Steven M. Harris
                  2860 Filbert Street
                  San Francisco, CA 94123
                  Fax: 415-440-4535

                  If to OOH:

                  Gary Murray
                  8181 Professional Place Ste 200
                  Landover, MD 20785
                  Fax: 301-560-0983

                  With a copy to:

                  Robert Harris
                  Sack & Harris
                  8720 Greensboro Drive Ste 630
                  McLean, VA 22102
                  Fax: 703-883-0108

14.      Waiver.

         The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach by either party.

15.      Successors and Assigns.

         This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that this Agreement may not be assigned, in whole or in party, by either party, voluntarily or by operation of law, without the prior written consent of the other party, which shall not be unreasonable withheld, conditioned, or delayed.

16.      Entire Agreement.

         This Agreement constitutes the entire Agreement between the parties and there are no representations, warranties, covenants or obligations except as set forth herein. This Agreement supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, written or oral, of the parties hereto, relating to the services contemplated by the Agreement. Except as otherwise especially provided herein, nothing in this Agreement is intended or shall be construed to confer upon or to give any person other than parties hereto any rights or remedies under or by reason of this Agreement.

17.      Amendment.

         No change, amendment or modification of any provision of this Agreement shall be valid unless set forth in a written instrument signed by both parties.

18.      Construction.

         In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed, or if any such provision is held invalid by a court with jurisdiction over the parties to this Agreement, such provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with the applicable law and the remainder of this Agreement shall remain in full force and effect. There shall be no presumption for or against either party as a result of such party being the principal drafter of this Agreement.

19.      Independent Contractors.

         The parties to this Agreement are independent contractors. Neither party is an agent, representative, or partner of the other party. Neither party shall have any right, power or authority to enter into any agreement for, or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either party.

20.      Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without giving effect to principles of conflicts of law.

21.      Arbitration.

         In the event of any disagreement, controversy or dispute regarding performance under or interpretation of this Agreement, the parties agree to attempt to reach a negotiated resolution. If such dispute remains unresolved for a period of thirty (30) days after one party has provided written notice of the dispute to the other, then each party shall designate an officer to meet to endeavor to resolve the dispute. Arbitration in accordance with this Section may not be commenced by either party until said officers determine in good faith that a negotiated resolution is unlikely, or the passage of thirty (30) days from their first meeting, whichever occurs later. Upon the expiration of said thirty (30) day period, if a negotiated resolution has not been reached, the disagreement, controversy or dispute shall be settled by binding arbitration in accordance with the commercial arbitration rules of the American Arbitration Association and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. The Arbitration shall be conducted in Maryland by one arbitrator selected by the American Arbitration Association who shall be subject to approval by both ICOA and OOH.

22.      Attorney's Fees.

          In any arbitration, lawsuit or other proceeding relating to this Agreement the prevailing party will have the right to recover from the other its costs and reasonable fees and expenses of attorneys, accountants, and other professionals incurred in connection with the suit or proceeding, including costs, fees and expenses upon appeal, separately from and in addition to any other amount included n such judgment. This provision is intended to be severable from the other provisions of this Agreement and shall survive and not be merged into any such judgment.

23.      Force Majeure.

         Except for OOH's payment obligations hereunder, each party shall be excused from performance hereunder for the period of time and to the extent that it is prevented from performing, in whole or in part, as a result of delays caused by the other, an act of God, war, civil disturbance, court order, labor dispute, or other cause beyond said party's reasonable control.


         IN WITNESS WHEREOF, the parties have executed this Distribution Services Agreement as of the date first above written.

OOH! TV, INC.                                ICOA, INC.

By: _______________________                  By: _______________________

Name: Gary Murray                            Name     Richard Schiffmann

Title: President                             Title:    President

                                   Appendix A
                             OOH Page Specifications

Both parties agree that the initial OOH Pages will be produced on a trial basis, and therefore extensive changes may be required during the term of this Agreement. The OOH Pages will follow the following guidelines:

1.   Both parties will approve the overall design of the OOH Pages

2. ICOA will work to minimize the number of location specific OOH Pages required. Both parties agree that it may be necessary to create location or location type specific OOH Pages in order to maximize acceptance by a location or class of end user.

3. In is anticipated that the OOH Pages will contain the following elements. (Relative position in this list should not be interpreted as impacting format of the actual page layout.)
     ICOA Specified Branding (to be provided by ICOA) Location specific content (to be provided by ICOA) Location type specific content (to be provided by ICOA)
     Travel related content (weather, maps, etc.) (to be provided by OOH) Other OOH provided content Advertising Link to the ICOA Product store

4. OOH Pages shall be designed to minimize bandwidth consumption requirements without impacting the overall user viewing experience.

                                   Appendix B
                              Landing Page Payments

Landing Page Payments are based on the estimated number of end-users available at a specific location, and are calculated as follows:

1, Divide the appropriate location statistic by the Divisor specified in the following table and round this number to the nearest integer. The result is known as the Location Multiplier. The minimum Location Multiplier is one (1).

2.   Multiple the Location Multiplier by $4.00.

3. In the event that the calculations below generate a result that is greater than $10,000 in a given quarter, the amount due by OOH will be capped at $10,000 and the calculation will start from zero for the following quarter.

------------------------- ------------------------------------------------
Location Type             Divisor
------------------------- ------------------------------------------------
------------------------- ------------------------------------------------
Airport                   1 million passengers/year
------------------------- ------------------------------------------------
------------------------- ------------------------------------------------
Marina                    100 slips
------------------------- ------------------------------------------------
------------------------- ------------------------------------------------
Campground                100 sites
------------------------- ------------------------------------------------
------------------------- ------------------------------------------------
Hotel/motel               100 rooms
------------------------- ------------------------------------------------
------------------------- ------------------------------------------------
Cafe/Restaurant           1
------------------------- ------------------------------------------------

For all Location Types not specified, both parties agree to negotiate in good faith to determine a reasonable Location Multiplier. Until such negotiation has been completed, the multiplier shall be one (1).